Exhibit 99.2 First Quarter 2020 Earnings Presentation

Important Notice This presentation is prepared for Ares Management Corporation (NYSE: ARES) for the benefit of its public stockholders. This presentation is solely for information purposes in connection with evaluating the business, operations and financial results of Ares Management Corporation (“Ares”) and certain of its affiliates. Any discussion of specific Ares entities is provided solely to demonstrate such entities’ role within the Ares organization and their contribution to the business, operations and financial results of Ares. This presentation may not be referenced, quoted or linked by website, in whole or in part, except as agreed to in writing by Ares. This presentation contains “forward looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. . Forward-looking statements can be identified by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of Ares, including but not limited to the impact of the COVID-19 pandemic and the pandemic's impact on the U.S. and global economy, as well as those described in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”). These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our periodic filings. Any such forward-looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and speak only as of the date of this presentation. Ares assumes no obligation to update or revise any such forward-looking statements except as required by law. Certain information discussed in this presentation was derived from third party sources and has not been independently verified and, accordingly, Ares makes no representation or warranty in respect of this information, and assumes no responsibility for independent verification of such information. The following slides contain summaries of certain financial and statistical information about Ares. The information contained in this presentation is summary information that is intended to be considered in the context of Ares’ SEC filings and other public announcements that Ares may make, by press release or otherwise, from time to time. Ares undertakes no duty or obligation to publicly update or revise the forward-looking statements or other information contained in this presentation. In addition, this presentation contains information about Ares, its affiliated funds and certain of their respective personnel and affiliates, and their respective historical performance. You should not view information related to the past performance of Ares and its affiliated funds as indicative of future results. Certain information set forth herein includes estimates and targets and involves significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or targets or that all assumptions relating to such estimates or targets have been considered or stated or that such estimates or targets will be realized. Further, certain performance information, unless otherwise stated, is before giving effect to management fees, carried interest or incentive fees, and other expenses. This presentation does not constitute, and shall not be construed as, an offer to buy or sell, or the solicitation of an offer to buy or sell, any securities, investment funds, vehicles or accounts, investment advice, or any other service by Ares of any of its affiliates or subsidiaries. Nothing in this presentation constitutes the provision of tax, accounting, financial, investment, regulatory, legal or other advice by Ares or its advisors. Management uses certain non-GAAP financial measures, including Assets Under Management, Fee Paying Assets Under Management, Fee Related Earnings and Realized Income to evaluate Ares’ performance and that of its business segments. Management believes that these measures provide investors with a greater understanding of Ares’ business and that investors should review the same supplemental non-GAAP financial measures that management uses to analyze Ares’ performance. The measures described herein represent those non-GAAP measures used by management, in each case, before giving effect to the consolidation of certain funds within its results in accordance with GAAP. These measures should be considered in addition to, and not in lieu of, Ares’ financial statements prepared in accordance with GAAP. The definitions and reconciliations of these measures to the most directly comparable GAAP measures, as well as an explanation of why we use these measures, are included in the Appendix. Amounts and percentages may reflect rounding adjustments and consequently totals may not appear to sum. For the definitions of certain terms used in this presentation, please refer to the "Glossary" slide in the appendix. The statements contained in this presentation are made as of March 31, 2020, unless another time is specified in relation to them, and access to this presentation at any given time shall not give rise to any interpretation that there has been no change in the facts set forth in this presentation since that date. 2

First Quarter 2020 Highlights • Total Assets Under Management ("AUM") of $148.6 billion • Total Fee Paying AUM ("FPAUM") of $102.0 billion Assets Under • Available Capital of $33.2 billion Management • AUM Not Yet Paying Fees available for future deployment of $21.0 billion • Raised $6.6 billion in gross new capital with net inflows(1) of $6.1 billion for the quarter ended March 31, 2020 • Capital deployment of $6.5 billion during the quarter ended March 31, 2020, including $5.5 billion related to our drawdown funds • Q1-20 GAAP net loss attributable to Ares Management Corporation of $31.0 million • Q1-20 GAAP basic and diluted loss per share of Class A common stock of $0.33 • Q1-20 GAAP management fees of $263.8 million(2) Financial Results • Q1-20 unconsolidated management and other fees of $277.7 million(3) • Q1-20 Fee Related Earnings of $93.1 million • Q1-20 Realized Income of $134.1 million • Q1-20 after-tax Realized Income of $0.45 per share of Class A common stock(4) • Declared quarterly dividend of $0.40 per share of Class A common stock(5) Corporate Actions • Declared quarterly dividend of $0.4375 per share of Series A preferred stock(6) • On February 21, 2020, Ares completed an acquisition of seven management contracts from Crestline Denali Capital LLC totaling $2.7 billion of AUM Recent • On March 31, 2020, Ares sold 12,130,540 shares of newly issued Class A common stock in a private offering with Sumitomo Mitsui Banking Developments Corporation ("SMBC") as part of a strategic agreement to collaborate on future business opportunities. As part of this agreement, Ares received $383.8 million in gross proceeds in exchange for SMBC's 4.9% ownership in the company 1. Net inflows represents gross commitments less redemptions. 2. Includes ARCC Part I Fees of $43.9 million for Q1-20. 3. Unconsolidated management fees includes $10.5 million from Consolidated Funds that are eliminated upon consolidation for GAAP for Q1-20 and excludes management fees attributable to certain joint venture partners. Unconsolidated other fees represents $3.9 million primarily of transaction-based fees earned from Credit Group funds for Q1-20. Unconsolidated other fees excludes administrative fees that are netted against the respective expenses and administrative fees attributable to certain joint venture partners. 4. After-tax Realized Income per share of Class A common stock is net of the preferred share dividend. 5. Payable on June 30, 2020 to shareholders of record as of June 16, 2020. 6. Payable on June 30, 2020 to shareholders of record as of June 15, 2020. 3

#ACACAC #1E3154 Gross New Capital Commitments(1) #225070 #828282 $ in billions Q1 2020 Comments Credit Group ARCC and affiliates $1.5 Additional debt and equity commitments to ARCC and IHAM #D2D2D2 #49749B Alternative Credit 0.9 New and additional equity commitments U.S. Direct Lending 0.9 New and additional equity commitments and additional debt commitments to various funds European Direct Lending 0.7 Additional debt and equity commitments to various funds #679FD1 Other Credit Funds 0.4 Additional equity and debt commitments to various funds Total Credit Group $4.4 Private Equity Group #75B8F4 Special Opportunities $0.4 New equity commitments Total Private Equity Group $0.4 Real Estate Group #A7D1EA U.S. Equity $0.6 New equity commitments U.S. Debt 0.6 New and additional equity commitments and additional debt commitments to various funds European Equity 0.6 New equity commitments #DBE6EF Total Real Estate Group $1.8 Total $6.6 1. Represents gross new commitments during the period presented, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts. Commitments denominated in currencies other than U.S. dollar are converted at the prevailing quarter-end exchange rate. 4

Assets Under Management AUM as of March 31, 2020 was $148.6 billion, an increase of 8.8% from prior year(1) • The increase of $11.9 billion was driven by capital raising primarily across U.S. direct lending, syndicated loans, which includes the acquisition of Crestline Denali, and alternative credit funds in our Credit Group, special opportunities funds in our Private Equity Group and in funds across all strategies in our Real Estate Group FPAUM as of March 31, 2020 was $102.0 billion, an increase of 16.9% from prior year • The increase of $14.8 billion was primarily attributable to deployment of capital in funds across U.S. and European direct lending strategies, new commitments to the syndicated loans strategy, the acquisition of Crestline Denali and new commitments to the Real Estate equity strategies AUM FPAUM ($ in billions) ($ in billions) $148.9 $148.6 $102.0 $136.7 $96.9 $13.2 $14.1 $9.2 $11.8 $87.2 $8.0 $22.0 $25.2 $7.0 $17.0 $23.8 $17.0 $17.3 $110.5 $112.5 $75.8 $101.1 $71.9 $62.9 Q1-19 Q4-19 Q1-20 Q1-19 Q4-19 Q1-20 Credit Private Equity Real Estate Credit Private Equity Real Estate 1. AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation ("ARCC") and a registered investment adviser ("IHAM"). 5

Management Fees by Duration and Fund Type For the three months ended March 31, 2020: • 78% of management fees are earned from funds with three or more years remaining in duration • 87% of management fees are earned from permanent capital, closed end funds and CLOs Duration Fund Type 1 3% 12% 4% 7 2% 2 3% 7 12% % 7% % 7% 8% 37% 43% 78% 87% 30% 37% 6% 5% 2 3 4 0% % (2) Permanent Capital 10 or more years 7 to 9 years Closed End Funds Permanent Capital CLOs Differentiated (1) Managed Accounts Open End Funds Other 3 to 6 years Fewer than 3 years Managed Accounts Managed Accounts 1. Differentiated managed accounts have been managed by the firm for longer than three years, are investing in illiquid strategies or are co-investments structured to pay management fees. 2. CLOs are a type of closed end fund. 6

AUM and FPAUM by Duration As of March 31, 2020, approximately 69% of AUM and 71% of FPAUM had a duration longer than 3 years • At time of fund closing, the initial duration was greater than 7 years for approximately 74% of AUM AUM: $148.6 billion FPAUM: $102.0 billion 1 7 2% 2 3% 7 13% 4% 15% 17% % % 18% 12% 6 11% 11% 69% % 7% 71% 9% 11% 35% 34% 2 3 4 0% % Differentiated (1) Permanent Capital 10 or more years 7 to 9 years 3 to 6 years Fewer Than 3 years Managed Accounts Managed Accounts 1. Differentiated managed accounts have been managed by the firm for longer than three years, are investing in illiquid strategies or are co-investments structured to pay management fees. 7

Available Capital and AUM Not Yet Paying Fees Available Capital as of March 31, 2020 was $33.2 billion, a decrease of 5.4% from prior year • The decrease of $1.9 billion was driven primarily by net deployment in U.S. and European direct lending, alternative credit, and corporate private equity funds AUM Not Yet Paying Fees as of March 31, 2020 was $23.1 billion, a decrease of 14.6% from prior year • The decrease of $3.9 billion was driven primarily by deployment in the European and U.S. direct lending strategy, offset by new commitments across the special opportunities strategy and Real Estate Group funds Available Capital AUM Not Yet Paying Fees ($ in billions) ($ in billions) $27.0 $27.1 $35.1 $34.6 $33.2 $1.8 $2.6 $4.6 $1.5 $23.1 $5.3 $2.5 $5.8 $2.3 $5.6 $5.3 $2.5 $4.8 $23.7 $22.0 $24.9 $18.3 $24.0 $22.6 Q1-19 Q4-19 Q1-20 Q1-19 Q4-19 Q1-20 Credit Private Equity Real Estate Credit Private Equity Real Estate 8

AUM Not Yet Paying Fees As of March 31, 2020, AUM Not Yet Paying Fees of $23.1 billion could generate approximately $222.3 million in potential incremental annual management fees, of which $199.8 million relates to the $21.0 billion of AUM available for future deployment(1) • The $21.0 billion of AUM Not Yet Paying Fees available for future deployment includes approximately $14.6 billion relating to U.S. and European direct lending funds, $2.6 billion in alternative credit funds, $1.8 billion in our Private Equity Group and $1.8 billion in our Real Estate Group funds AUM Not Yet Paying Fees Available for Future AUM Not Yet Paying Fees: $23.1 billion Deployment: $21.0 billion ($ in billions) ($ in billions) $1.8 $0.4 $1.7 $1.8 $17.4 $21.0 $21.0 billion of AUM Not Yet Paying Fees was available for future deployment Capital Available for Future Deployment (2) Capital Available for Deployment for Follow-on Investments Credit Private Equity Real Estate Funds in or Expected to Be in Wind-down 1. No assurance can be made that such results will be achieved or capital will be deployed. Assumes the AUM Not Yet Paying Fees as of March 31, 2020 is invested and such fees are paid on an annual basis. Does not reflect any associated reductions in management fees from certain existing funds, some of which may be material. Reference to $222.3 million includes approximately $10.6 million in potential incremental management fees from deploying cash and a portion of undrawn/available credit facilities at ARCC in excess of its leverage at March 31, 2020. Note that no potential ARCC Part I Fees are reflected in any of the amounts above. 2. Capital available for deployment for follow-on investments represents capital committed to funds that are past their investment periods but have capital available to be called for follow-on investments in existing portfolio companies. As of March 31, 2020, capital available for deployment for follow-on investments could generate approximately $22.5 million in potential management fees. There is no assurance such capital will be invested. 9

Incentive Eligible AUM and Incentive Generating AUM Incentive Eligible AUM as of March 31, 2020 was $84.5 billion, an increase of 5.8% from prior year • The increase of $4.6 billion was primarily driven by capital raising across the U.S. direct lending, special opportunities, alternative credit and European real estate equity strategies Incentive Generating AUM(1) as of March 31, 2020 was $22.4 billion, a decrease of 23.3% from prior year • The decrease was primarily driven by depreciation within funds across the U.S. direct lending strategy that generated returns below their hurdle rates as of March 31, 2020 Of the $58.6 billion of Incentive Eligible AUM that is currently invested, 38.3% is Incentive Generating • Excluding the ARCC Part II Fees(2) that are based on capital gains from the largely debt oriented ARCC portfolio, 51.3% of Incentive Eligible AUM that is currently invested is Incentive Generating Q1-20 Incentive Generating to Incentive Eligible Incentive Eligible AUM AUM Reconciliation ($ in billions) ($ in billions) $87.4 Private Real $84.5 Credit Equity Estate Total $79.9 $8.4 $9.0 $7.5 Incentive $21.3 $18.4 Generating AUM $15.3 $4.9 $2.2 $22.4 $19.6 + Uninvested IEAUM 16.3 5.1 4.5 25.9 + IEAUM below $52.8 $57.7 $57.1 hurdle 10.6 8.4 2.3 21.3 .+ ARCC Part II Fees below Hurdle(2) 14.9 — — 14.9 Q1-19 Q4-19 Q1-20 Incentive Eligible AUM $57.1 $18.4 $9.0 $84.5 Credit Private Equity Real Estate 1. Incentive Generating AUM includes $1.9 billion of AUM from funds generating unrealized incentive income that is not recognized as revenue by Ares until such fees are crystallized or no longer subject to reversal. 2. ARCC Part II Fees are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of Part II Fees paid in all prior years since inception. As of March 31, 2020, this calculation resulted in ARCC being below the required hurdle for payment to Ares of any ARCC Part II Fees by 5.7% of the value of the underlying portfolio. 10

Capital Deployment(1) Q1-20 Capital Deployment Breakdown: $6.5 billion • Total Gross Invested Capital during Q1-20 was $6.5 billion compared to $7.4 billion during Q1-19 ($ in billions) • Of the total amount, $5.5 billion was related to deployment in our drawdown funds compared to $6.4 billion for the same period in $0.6 2019 $1.0 • Of our drawdown funds, the most active investment strategies were European and U.S. direct lending, corporate private equity, and alternative credit $4.9 Credit Private Equity Real Estate Q1-20 Capital Deployment by Type: $6.5 billion Capital Deployment in Drawdown Funds $6.4 ($ in billions) ($ in billions) $0.8 $5.5 $1.0 (2) $0.6 $1.4 $3.9 $1.0 $0.7 $0.2 $5.5 $4.2 $3.9 $3.0 Q1-19 Q4-19 Q1-20 Drawdown Funds Non-drawdown Funds(2) Credit Private Equity Real Estate 1. Capital deployment figures exclude deployment from permanent capital vehicles. 2. Non-drawdown funds amounts includes new capital deployed by managed accounts and CLOs but excludes recycled capital. 11

GAAP Statements of Operations $ in thousands, except share data Quarter Ended March 31, 2020 2019 Revenues Management fees (includes ARCC Part I Fees of $43,923 and $38,393 for the three months ended March 31, 2020 and 2019, respectively) $263,849 $224,659 Carried interest allocation (230,876) 197,293 Incentive fees (3,249) 16,815 Principal investment income (loss) (26,723) 28,759 Administrative, transaction and other fees 10,408 9,671 Total revenues 13,409 477,197 Expenses Compensation and benefits 180,084 156,846 Performance related compensation (167,899) 156,520 General, administrative and other expenses 62,331 51,187 Expenses of Consolidated Funds 7,443 4,554 Total expenses 81,959 369,107 Other income (expense) Net realized and unrealized gains (losses) on investments (8,034) 3,476 Interest and dividend income 1,790 1,844 Interest expense (5,306) (5,589) Other income (expense), net 5,464 (4,497) Net realized and unrealized gains (losses) on investments of Consolidated Funds (254,761) 4,364 Interest and other income of Consolidated Funds 113,225 93,184 Interest expense of Consolidated Funds (80,241) (64,912) Total other income (expense) (227,863) 27,870 Income (loss) before taxes (296,413) 135,960 Income tax expense (benefit) (20,616) 14,384 Net income (loss) (275,797) 121,576 Less: Net income (loss) attributable to non-controlling interests in Consolidated Funds (166,406) 17,624 Less: Net income (loss) attributable to non-controlling interests in Ares Operating Group entities (78,355) 59,003 Net income (loss) attributable to Ares Management Corporation (31,036) 44,949 Less: Series A Preferred Stock dividends paid 5,425 5,425 Net income (loss) attributable to Ares Management Corporation Class A common stockholders $(36,461) $39,524 Net income (loss) attributable per share of Class A common stock Basic $(0.33) $0.36 Diluted $(0.33) $0.36 Weighted-average shares of Class A common stock: Basic 118,366,539 102,906,494 Diluted 118,366,539 110,699,112 12

RI and Other Measures Financial Summary $ in thousands, except share data (and as otherwise noted) Quarter Ended March 31, LTM Ended March 31, 2020 2019 % Change 2020 2019 % Change Management fees(1) $273,778 $233,012 17% $1,053,296 $872,930 21% Other fees 3,872 3,075 26% 18,875 21,290 (11)% Compensation and benefits expenses(2) (139,360) (123,489) 13% (544,078) (472,020) 15% General, administrative and other expenses(3) (45,186) (41,326) 9% (182,602) (156,073) 17% Fee Related Earnings $93,104 $71,272 31% $345,491 $266,127 30% Realized net performance income $33,777 $19,356 75% $126,557 $116,728 8% Realized net investment income 7,264 14,004 (48)% 60,951 45,100 35% Realized Income $134,145 $104,632 28% $532,999 $427,955 25% After-tax Realized Income, net of Series A Preferred Stock dividends(4) $118,769 $89,019 33% $466,416 $371,136 26% After-tax Realized Income per share of Class A common stock, net of Series A Preferred Stock dividends(5) $0.45 $0.35 29% $1.77 $1.50 18% Other Data Total Fee Revenue(6) $311,427 $255,443 22% $1,198,728 $1,010,948 19% Effective management fee rate(7) 1.08% 1.09% (1)% 1. Includes ARCC Part I Fees of $43.9 million and $38.4 million for Q1-20 and Q1-19, respectively, and $169.9 million and $138.8 million for Q1-20 LTM and Q1-19 LTM , respectively. 2. Includes compensation and benefits expenses attributable to the Operations Management Group of $36.4 million and $32.7 million for Q1-20 and Q1-19, respectively, and $142.9 million and $127.3 million for the Q1-20 LTM and Q1-19 LTM respectively, which are not allocated to an operating segment. 3. Includes G&A expenses attributable to Operations Management Group of $21.3 million and $20.6 million for Q1-20 and Q1-19, respectively, and $92.0 million and $77.3 million for Q1-20 LTM and Q1-19 LTM respectively, which are not allocated to an operating segment. 4. For the quarter and LTM periods ended Q1-20 and Q1-19, after-tax Realized Income includes current income tax related to: (i) realized performance income of $5.0 million, $22.2 million, and $3.7 million, $17.1 million, respectively and (ii) FRE of $5.0 million, $22.7 million, and $6.4 million, $18.0 million, respectively. Of the current tax related to FRE, this includes (a) entity level taxes of $1.8 million, $10.4 million, and $1.8 million, $8.2 million, respectively, and (b) corporate level tax expense of $3.2 million, $12.3 million, and $4.6 million, $9.8 million, respectively. 5. Calculation of after-tax Realized Income per share of Class A common stock uses total average shares of Class A common stock outstanding and proportional dilutive effects of the Ares' equity-based awards. See slide 31 for additional details. 6. Total Fee Revenue is calculated as the total of management fees, other fees and realized net performance income. 7. Effective management fee rate represents the quotient of management fees and the aggregate fee bases for the periods presented. The effective rate shown excludes the effect of one-time catch-up fees. 13

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis $ in thousands Quarter Ended March 31, LTM Ended March 31, 2020 2019 2020 2019 Realized Income and Fee Related Earnings: Income (loss) before taxes $(296,413) $135,960 $(7,193) $258,255 Adjustments: Depreciation and amortization expense 5,542 5,824 40,320 23,735 Equity compensation expense(1) 32,557 27,552 102,696 96,189 Acquisition and merger-related expense 3,137 1,773 17,630 5,028 Deferred placement fees 5,415 521 29,200 19,200 Other (income) expense, net — (1) (459) 13,481 Net expense of non-controlling interests in consolidated subsidiaries 20,497 876 22,572 3,579 (Income) loss before taxes of non-controlling interests in Consolidated Funds, net of eliminations 166,378 (17,045) 144,249 (37,321) Unconsolidated performance (income) loss - unrealized 387,657 (146,575) 231,090 135,755 Unconsolidated performance related compensation - unrealized (285,892) 107,303 (186,396) (125,049) Unconsolidated net investment (income) loss - unrealized 95,267 (11,556) 139,290 35,103 Realized Income $134,145 $104,632 $532,999 $427,955 Unconsolidated performance income - realized $(151,770) $(68,573) $(485,715) $(402,673) Unconsolidated performance related compensation - realized 117,993 49,217 359,158 285,945 Unconsolidated net investment income - realized (7,264) (14,004) (60,951) (45,100) Fee Related Earnings $93,104 $71,272 $345,491 $266,127 Note: This table is a reconciliation of income before provision for income taxes on a GAAP basis to RI and FRE on an unconsolidated basis, which reflects the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. For the quarter and LTM periods ended Q1-20 and Q1-19, equity compensation expense was attributable to the following: (i) IPO awards and other non-recurring awards of $10.8 million, $36.5 million and $13.3 million, $55.9 million, respectively; (ii) annual bonus awards of $11.5 million, $31.2 million and $8.0 million, $20.8 million, respectively; and (iii) discretionary awards of $10.3 million, $34.9 million and $6.3 million, $19.5 million, respectively. 14

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont'd) $ in thousands Quarter Ended March 31, LTM Ended March 31, 2020 2019 2020 2019 Performance income and net investment income reconciliation: Carried interest allocation $(230,876) $197,293 $193,703 $185,574 Incentive fees (3,249) 16,815 49,133 75,124 Carried interest allocation and incentive fees $(234,125) $214,108 $242,836 $260,698 Performance income - realized earned from Consolidated Funds $(45) $434 $13,372 $4,434 Performance income (loss) reclass(1) (1,717) 606 (1,583) 1,786 Unconsolidated performance related compensation - unrealized 387,657 (146,575) 231,090 135,755 Performance income - realized $151,770 $68,573 $485,715 $402,673 Total consolidated other income (loss) $(227,863) $27,870 $(133,194) $121,872 Net investment loss (income) from Consolidated Funds 194,426 (31,579) 95,609 (139,937) Performance income (loss) reclass(1) 1,717 (606) 1,583 (1,786) Principal investment income (loss) (75,988) 29,892 (61,560) 28,231 Other expense (income), net 22 (1) (437) 1,645 Other (income) loss of non-controlling interests in consolidated subsidiaries 19,683 (16) 19,660 (28) Investment (income) loss - unrealized 100,083 (16,424) 141,049 29,965 Interest and other investment (income) loss - unrealized (4,816) 4,868 (1,759) 5,138 Total realized net investment income $7,264 $14,004 $60,951 $45,100 Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance income for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within net realized and unrealized gain on investments in Ares' Consolidated Statements of Operations. 15

Credit Group(1) • Management and other fees increased by 21% for Q1-20 compared to Q1-19, primarily driven by deployment in funds in the U.S. and European direct lending strategies and an increase in ARCC Part I Fees • Fee Related Earnings increased by 24% for Q1-20 compared to Q1-19, primarily driven by higher management fees • Realized Income increased by 14% for Q1-20 compared to Q1-19, primarily driven by increases in Fee Related Earnings Financial Summary and Highlights(1) $ in thousands Q1-20 Q1-19 % Change Q1-20 LTM Q1-19 LTM % Change 24% Management and other fees(2) $200,495 $166,032 21% $765,440 $616,682 24% Q1-20 increase in Fee Related Earnings Fee Related Earnings $114,257 $92,179 24% $436,290 $340,384 28% 21% Realized net performance income $1,117 $9,262 (88)% $34,656 $53,008 (35)% Q1-20 increase in Realized net investment income 2,017 1,864 8% 14,783 4,033 267% FPAUM Realized Income $117,391 $103,305 14% $485,729 $397,425 22% European Direct Lending: (3) AUM ($ in billions) $112.5 $101.1 11% (0.4)% (4) FPAUM ($ in billions) $75.8 $62.9 21% High Yield: (12.2)% Syndicated Loans: (11.8)%(4) Note: Past performance is not indicative of future results. The Credit Group had ~270 investment professionals, ~1,900 portfolio companies and ~170 active funds as of March 31, 2020. Q1-20 gross returns 1. This table is a financial summary only and segment results are shown before the unallocated support costs of the Operations Management Group. See “Financial Details - Segments” on slide 23 for complete financial results. 2. Includes ARCC Part I Fees of $43.9 million and $38.4 million for Q1-20 and Q1-19, respectively, and $169.9 million and $138.8 million for Q1-20 LTM and Q1-19 LTM, respectively. The $10 million quarterly ARCC-ACAS transaction fee waiver was effective through Q3-19. Fees have increased in subsequent periods due to the expiration of the fee waiver. 3. The net returns for European direct lending was (0.7)% for Q1-20. Gross and net returns for European direct lending are represented by a composite made up of the ACE II, ACE III and ACE IV levered Euro-denominated feeder funds. The gross and net returns for the composite made up of the ACE II and ACE III U.S. dollar denominated feeder funds were (0.1)% and (0.5)% for Q1-20. Returns presented above are shown for the Euro-denominated composite as this is the base denomination of the funds. Composite returns are calculated by asset-weighting the underlying fund-level returns. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable. Net returns are after giving effect to applicable management fees, carried interest, as applicable, and other expenses. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 4. Net performance returns for Q1-20 was (12.0)% for U.S. syndicated loan funds and (12.3)% for U.S. high yield funds. Performance for syndicated loans is represented by the U.S. Bank Loan Aggregate Composite which includes all actual, fully discretionary, fee-paying, funds that are benchmarked to the Credit Suisse Leveraged Loan Index and primarily invested in USD denominated banks loans. Such funds may have limited allocations to high yield and structured securities. Performance for high yield is represented by the U.S. high yield Composite which includes all actual, fully discretionary, fee-paying, separately managed funds that primarily invest in U.S. high yield fixed income securities and are benchmarked to the BofA Merrill Lynch US High Yield Master II Constrained Index, or a similar index. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 16

Private Equity Group(1) • Management and other fees increased for Q1-20 compared to Q1-19, primarily due to additional management fees generated with the launch of the special opportunities and corporate private equity continuation funds subsequent to the first quarter of 2019 • Fee Related Earnings increased by 3% for Q1-20 compared to Q1-19, primarily driven by higher management fees • Realized Income increased by 38% for Q1-20 compared to Q1-19, primarily driven by increased monetization activity in ACOF IV from the sale of National Veterinary Associates Financial Summary and Highlights(1) $ in thousands Q1-20 Q1-19 % Change Q1-20 LTM Q1-19 LTM % Change 38% Management and other fees $52,267 $51,396 2% $212,647 $200,359 6% Q1-20 increase in Fee Related Earnings $27,038 $26,143 3% $115,314 $105,192 10% Realized Income Realized net performance income $23,230 $8,826 163% $67,293 $36,044 87% 10% Realized net investment income 10,639 9,055 17% 46,840 25,993 80% Q1-20 LTM increase in Realized Income $60,907 $44,024 38% $229,447 $167,229 37% Fee Related Earnings AUM ($ in billions) $22.0 $23.8 (8)% (9.3)% FPAUM ($ in billions) $17.0 $17.3 (2)% Q1-20 Gross return in Corporate Private Equity portfolio(2) Note: Past performance is not indicative of future results. The Private Equity Group had ~100 investment professionals, ~40 portfolio companies, ~50 infrastructure and power assets and ~20 active funds and related co-investment vehicles as of March 31, 2020. 1. This table is a financial summary only and segment results are shown before the unallocated support costs of the Operations Management Group. See “Financial Details - Segments” on slide 23 for complete financial results. 2. Performance for the corporate private equity portfolio is represented by the ACOF I-V Aggregate, which is comprised of investments held by ACOF I, ACOF II, ACOF III, ACOF IV and ACOF V. Performance returns are gross asset-level time-weighted rates of return calculated on a quarterly basis. Returns include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. Gross returns do not reflect the deduction of management fees, carried interest, or other expenses, if applicable. Net returns are after giving effect to applicable management fees, carried interest, as applicable, and other expenses. Net asset-level returns for corporate private equity portfolio was (8.1)% for Q1-20. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 17

Real Estate Group(1) • Management and other fees increased by 33% for Q1-20 compared to Q1-19, primarily driven by new commitments and $0.4 million in one-time catch up fees from a U.S. real estate equity fund and by $2.0 million of one-time deferred fees across multiple European real estate equity funds following the sale of a 40-property pan-European logistics portfolio • Fee Related Earnings increased by 53% for Q1-20 compared to Q1-19, primarily driven by higher management fees and a decrease in G&A expenses • Realized Income increased by 83% for Q1-20 compared to Q1-19, primarily driven by higher monetization activity from the Real Estate Group's sale of its stake in the pan-European logistics portfolio Financial Summary and Highlights(1) $ in thousands Q1-20 Q1-19 % Change Q1-20 LTM Q1-19 LTM % Change 53% Management and other fees $24,888 $18,659 33% $94,084 $77,179 22% Q1-20 increase in Fee Related Earnings Fee Related Earnings $9,540 $6,243 53% $28,779 $25,088 15% Realized net performance income $9,430 $1,268 NM $24,608 $27,676 (11)% 19% Realized net investment income 1,115 3,466 (68)% 7,478 12,149 (38)% Q1-20 increase in Realized Income $20,085 $10,977 83% $60,865 $64,913 (6)% AUM AUM ($ in billions) $14.1 $11.8 19% U.S. Equity: (4.2)% FPAUM ($ in billions) $9.2 $7.0 31% European Equity: (3.5)% Q1-20 Gross Returns(2) Note: Past performance is not indicative of future results. The Real Estate Group had ~80 investment professionals, ~250 properties and ~40 active funds and related co-investment vehicles as of March 31, 2020. 1. This table is a financial summary only and segment results are shown before the unallocated support costs of the Operations Management Group. See “Financial Details - Segments” on slide 23 for complete financial results. 2. Performance for the U.S. real estate equity portfolio is represented by the U.S. Real Estate Composite, which is comprised of investments held by DEV II, US VIII, and US IX. Performance for the European real estate equity portfolio is represented by the European Real Estate Composite, which is comprised of investments held by EPEP II, EF IV and EF V. EF IV and EF V are each made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. Returns presented above are shown for the Euro-denominated composite as this is the base denomination of the funds. Gross returns do not reflect the deduction of management fees, carried interest, or other expenses, as applicable. Net returns are after giving effect to applicable management fees, carried interest, as applicable, and other expenses. Net returns for the U.S. Real Estate Composite and European Real Estate Composite were (3.5)% and (4.0)% for Q1-20. The gross and net returns for the dollar denominated feeder fund for the European Real Estate Composite were (4.7)% and (4.4)% for Q1-20. We believe aggregated performance returns reflect overall quarterly performance returns in a strategy, but are not necessarily investable funds or products themselves. 18

Realized Income per Share Data Quarter Ended March 31, $ in thousands, except share data 2020 2019 After-tax Realized Income, net of Series A Preferred Stock dividends Realized Income before taxes $134,145 $104,632 Entity level foreign, state and local taxes (1,797) (1,839) Series A Preferred Stock dividends(1) (5,425) (5,425) Realized Income, net of Series A Preferred Stock dividends $126,923 $97,368 Income taxes(2) $(8,154) $(8,349) After-tax Realized Income, net of Series A Preferred Stock dividends $118,769 $89,019 (3) After-tax Realized Income per share $0.48 $0.39 After-tax Realized Income per share of Class A common stock Realized Income, net of Series A Preferred Stock dividends $126,923 $97,368 x Average ownership % of Ares Operating Group 50.43% 46.80% Realized Income attributable to Class A common stockholders $64,013 $45,565 Income taxes(2) $(8,154) $(8,349) After-tax Realized Income attributable to Class A common stockholders $55,859 $37,216 (4) After-tax Realized Income per share of Class A common stock $0.45 $0.35 1. Ares had 12,400,000 shares of 7% Series A Preferred Stock outstanding as of March 31, 2020. 2. Amount represents the current corporate taxes paid by Ares for the periods presented and exclude the effects of $(30.6) million and $4.8 million, respectively, of deferred income tax (benefit) expense primarily related to net unrealized performance income and net unrealized investment income. These effects have been excluded as net unrealized performance income and net unrealized investment income have been excluded from RI. For the purposes of evaluating after-tax FRE, we first allocate the taxes to realized performance income. Taxes are allocated to realized performance income based on our 24.0% statutory tax rate. The remaining portion of current corporate taxes is allocated to FRE. All differences between the current portion of taxable income and RI are attributed to FRE. For the three months ended March 31, 2020, and 2019, these differences created tax benefits that totaled $14.0 million and $5.4 million, respectively, and reduced our tax rate on FRE from 24.0% to 8.8% and 16.4%, respectively. The primary differences between the current portion of taxable income and RI are related to the timing of certain items, primarily vesting of equity awards, exercise of stock options, payment of placement fees, depreciation expense and amortization. FRE tax rates may fluctuate based on the total amount of realized performance income and the amount of timing differences between the current portion of taxable income and RI. 3. Weighted average shares used for RI of 248,442,430 includes the sum of shares of Class A common stock, Ares Operating Group Units that are exchangeable for shares of Class A common stock on a one-for- one basis and the dilutive effects of Ares' equity-based awards. Please refer to slide 31 in this presentation for further information. 4. Calculation of after-tax Realized Income per share of Class A common stock uses the total average shares of Class A common stock outstanding and the proportional dilutive effects of Ares' equity-based awards. See slide 31 for additional details. 19

Balance Sheet • Substantial balance sheet value related to investments primarily in Ares managed vehicles and net accrued performance income • As of March 31, 2020, our balance sheet included $1,167.7 million in cash and cash equivalents and $1,046.8 million in debt obligations with $800.0 million drawn against our $1.065 billion revolving credit facility • As of March 31, 2020, the fair value of our corporate investment portfolio was $443.2 million in accordance with GAAP. On an unconsolidated basis, our corporate investment portfolio was $575.3 million(1) • As of March 31, 2020, gross accrued performance income reported on a GAAP basis was $766.3 million. On an unconsolidated basis, our gross accrued performance income was $768.2 million • As of March 31, 2020, accrued performance income, net of performance related compensation reported on a GAAP basis and unconsolidated basis was $233.6 million and $235.5 million, respectively, representing decreases of ~33% from December 31, 2019 Net Accrued Performance Income by Group Q4 2019: $347.0 million(2) Q1 2020: $233.6 million(2) 23% 28% 36% 41% 41% 31% Credit Private Equity Real Estate 1. Unconsolidated investments includes $132.1 million of investments in Consolidated Funds that are eliminated upon consolidation for GAAP, net of investments that are attributable to non-controlling interests. Investments that are attributable to non-controlling interests represent the $22.4 million of CLO investments that are attributable to the Class B Membership Interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $747.4 million. 2. As of March 31, 2020 and December 31, 2019, unconsolidated net performance income receivable was $235.5 million and $348.2 million, respectively. Unconsolidated net performance income receivable as of March 31, 2020 and December 31, 2019 includes $1.9 million and $1.2 million, respectively, of net performance income receivable of Consolidated Funds attributable to the Credit Group that is eliminated upon consolidation for GAAP. 20

Corporate Data Board of Directors Executive Officers Research Coverage Investor Relations Contacts Michael Arougheti Michael Arougheti Bank of America Merrill Lynch Carl Drake Co-Founder, Chief Executive Officer and Co-Founder, Chief Executive Officer and Michael Carrier Partner/Head of Ares Management, LLC President of Ares President (646) 855-5004 Public Investor Relations and Communications Antoinette Bush Ryan Berry Bank of Montreal Tel: (678) 538-1981 Executive Vice President and Global Head of Chief Marketing and Strategy Officer James Fotheringham cdrake@aresmgmt.com Government Affairs of News Corp (212) 885-4180 Kipp deVeer Veronica Mayer Kipp deVeer Head of Credit Group Barclays Principal Head of Credit Group Jeremy Campbell Tel: (212) 808-1150 David Kaplan (212) 526-9750 vmendiola@aresmgmt.com Paul G. Joubert Co-Founder and Co-Chairman of Private Founding Partner of EdgeAdvisors and Equity Group Credit Suisse Cameron Rudd Investing Partner in Converge Venture Craig Siegenthaler Vice President Partners Michael McFerran (212) 325-3104 Tel: (678) 538-1986 Chief Operating Officer and Chief Financial crudd@aresmgmt.com David Kaplan Officer Goldman Sachs Co-Founder and Co-Chairman of Private Alexander Blostein General IR Contact Equity Group Antony P. Ressler (212) 357-9976 Tel (U.S.): Co-Founder and Executive Chairman (800) 340-6597 Michael Lynton Jefferies Tel (International): Chairman of Snap Inc. Bennett Rosenthal Gerald O'Hara (212) 808-1101 Co-Founder and Co-Chairman of Private (415) 229-1510 IRARES@aresmgmt.com Dr. Judy D. Olian Equity Group President of Quinnipiac University JP Morgan Please visit our website at: Naseem Sagati Aghili Kenneth Worthington www.aresmgmt.com Antony P. Ressler General Counsel and Secretary (212) 622-6613 Co-Founder and Executive Chairman of Ares Keefe, Bruyette & Woods Corporate Headquarters Transfer Agent Bennett Rosenthal Robert Lee Co-Founder and Co-Chairman of Private 2000 Avenue of the Stars (212) 887-7732 American Stock Transfer & Trust Company, Equity Group th 12 Floor LLC Los Angeles, CA 90067 Morgan Stanley 6201 15th Avenue Tel: (310) 201-4100 Michael Cyprys Brooklyn, NY 11210 Fax: (310) 201-4170 (212) 761-7619 Tel: (877) 681-8121 Fax: (718) 236-2641 Oppenheimer info@amstock.com Chris Kotowski www.amstock.com (212) 667-6699 Corporate Counsel RBC Capital Markets Kirkland & Ellis LLP Kenneth Lee Los Angeles, CA (212) 905-5995 Securities Listing UBS Investment Bank Adam Beatty (212) 713-2481 NYSE: ARES Independent Registered Public Accounting NYSE: ARES.PRA Firm Wells Fargo Securities Ernst & Young LLP Christopher Harris (212) 214-5009 Los Angeles, CA 21

Appendix

Financial Details – Segments Three Months Ended March 31, 2020 Private Real Operations Credit Equity Estate Management (1) $ in thousands Group Group Group Group Total Management fees (Credit Group includes ARCC Part I Fees of $43,923) $197,437 $52,157 $24,184 $— $273,778 Other fees 3,058 110 704 — 3,872 Compensation and benefits (70,925) (19,596) (12,413) (36,426) (139,360) General, administrative and other expenses (15,313) (5,633) (2,935) (21,305) (45,186) Fee related earnings $114,257 $27,038 $9,540 $(57,731) $93,104 Performance income—realized $9,016 $116,154 $26,600 $— $151,770 Performance related compensation—realized (7,899) (92,924) (17,170) — (117,993) Realized net performance income $1,117 $23,230 $9,430 $— $33,777 Investment income (loss)—realized $(843) $11,470 $1,290 $(5,698) $6,219 Interest and other investment income —realized 4,575 812 796 168 6,351 Interest expense (1,715) (1,643) (971) (977) (5,306) Realized net investment income (loss) $2,017 $10,639 $1,115 $(6,507) $7,264 Realized income $117,391 $60,907 $20,085 $(64,238) $134,145 Three Months Ended March 31, 2019 Private Real Operations Credit Equity Estate Management (1) $ in thousands Group Group Group Group Total Management fees (Credit Group includes ARCC Part I Fees of $38,393) $162,966 $51,396 $18,650 $— $233,012 Other fees 3,066 — 9 — 3,075 Compensation and benefits (60,348) (21,196) (9,284) (32,661) (123,489) General, administrative and other expenses (13,505) (4,057) (3,132) (20,632) (41,326) Fee related earnings $92,179 $26,143 $6,243 $(53,293) $71,272 Performance income—realized $21,925 $44,123 $2,525 $— $68,573 Performance related compensation—realized (12,663) (35,297) (1,257) — (49,217) Realized net performance income $9,262 $8,826 $1,268 $— $19,356 Investment income—realized $858 $10,936 $3,480 $— $15,274 Interest and other investment income —realized 2,905 294 1,105 15 4,319 Interest expense (1,899) (2,175) (1,119) (396) (5,589) Realized net investment income (loss) $1,864 $9,055 $3,466 $(381) $14,004 Realized income $103,305 $44,024 $10,977 $(53,674) $104,632 1. Includes results of the reportable segments on a combined basis together with the Operations Management Group. See “GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis” on slides 14-15. 23

AUM and FPAUM Rollforward Q1-20 Total AUM Rollforward ($ in millions) LTM Total AUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q4-19 Ending Balance $110,543 $25,166 $13,207 $148,916 Q1-19 Ending Balance $101,076 $23,778 $11,810 $136,664 Acquisitions 2,693 — — 2,693 Acquisitions 2,693 — — 2,693 Net new par/equity commitments 2,036 364 1,560 3,960 Net new par/equity commitments 6,062 3,485 3,758 13,305 Net new debt commitments 2,219 — 226 2,445 Net new debt commitments 9,939 25 387 10,351 Capital reductions (47) (25) — (72) Capital reductions (1,707) (29) (89) (1,825) Distributions (632) (1,838) (643) (3,113) Distributions (2,292) (5,006) (1,902) (9,200) Redemptions (464) — — (464) Redemptions (2,065) (2) — (2,067) Changes in fund value (3,836) (1,652) (238) (5,726) Changes in fund value (1,194) (236) 148 (1,282) Q1-20 Ending Balance $112,512 $22,015 $14,112 $148,639 Q1-20 Ending Balance $112,512 $22,015 $14,112 $148,639 QoQ change $1,969 $(3,151) $905 $(277) YoY change $11,436 $(1,763) $2,302 $11,975 Q1-20 Total FPAUM Rollforward ($ in millions) LTM Total FPAUM Rollforward ($ in millions) Credit Private Equity Real Estate Total Credit Private Equity Real Estate Total Q4-19 Ending Balance $71,880 $17,040 $7,963 $96,883 Q1-19 Ending Balance $62,924 $17,322 $6,975 $87,221 Acquisitions 2,596 — — 2,596 Acquisitions 2,596 — — 2,596 Commitments 1,240 — 1,368 2,608 Commitments 4,397 281 2,362 7,040 Subscriptions/deployment/increase in leverage 4,563 352 480 5,395 Subscriptions/deployment/increase in leverage 14,306 2,059 1,592 17,957 Capital reductions (101) — (11) (112) Capital reductions (1,571) (198) (228) (1,997) Distributions (1,031) (367) (226) (1,624) Distributions (2,793) (1,590) (695) (5,078) Redemptions (481) — — (481) Redemptions (2,232) (1) — (2,233) Changes in fund value (2,906) (5) (48) (2,959) Changes in fund value (1,628) (5) (26) (1,659) Change in fee basis — — (311) (311) Change in fee basis (239) (848) (765) (1,852) Q1-20 Ending Balance $75,760 $17,020 $9,215 $101,995 Q1-20 Ending Balance $75,760 $17,020 $9,215 $101,995 QoQ change $3,880 $(20) $1,252 $5,112 YoY change $12,836 $(302) $2,240 $14,774 l AUM increased by 11.3% from Q1-19, primarily driven by new commitments to the U.S. direct lending, syndicated loans, including the acquisition of Crestline Denali, and alternative credit strategies Credit l FPAUM increased by 20.4% from Q1-19, primarily driven by deployment in U.S. and European direct lending funds paid on invested capital, new commitments and the acquisition of Crestline Denali to the syndicated loans strategy l AUM decreased by 7.4% from Q1-19, driven by distributions and realizations across funds in the corporate private equity strategy Private Equity l FPAUM decreased by 1.7% from Q1-19, driven by distributions across funds in the corporate private equity strategy l AUM increased by 19.5% from Q1-19, driven by new commitments across funds in the European equity, U.S. equity and debt strategies Real Estate l FPAUM increased by 32.1% from Q1-19, driven by new commitments to the European and U.S. equity strategy and deployment in debt funds 24

AUM and FPAUM by Strategy As of March 31, 2020 $ in billions AUM % AUM FPAUM % FPAUM Credit Syndicated Loans $24.7 22% $24.1 32% High Yield 2.8 2 2.9 4 Multi-Asset Credit 2.2 2 1.7 2 Alternative Credit 7.5 7 4.2 6 U.S. Direct Lending(1) 49.2 44 28.8 38 European Direct Lending 26.1 23 14.1 18 Credit $112.5 100% $75.8 100% Private Equity Corporate Private Equity ACOF V $7.8 35% $7.6 45% ACOF IV 3.8 17 2.2 13 AEVF 1.2 5 0.9 5 ACOF I/III 1.1 5 — — ACOF Asia 0.2 1 0.1 — Infrastructure and Power EIF I-IV and Co-investment Vehicles 2.3 10 2.5 15 EIF V 0.9 4 0.8 5 Energy Opportunities Energy Opportunities 1.0 5 1.0 6 Special Opportunities Special Opportunities 3.7 18 1.9 11 Private Equity $22.0 100% $17.0 100% Real Estate U.S. Equity $4.2 30% $3.4 37% European Equity 4.5 32 3.9 42 Debt 5.4 38 1.9 21 Real Estate $14.1 100% $9.2 100% Total $148.6 $102.0 1. AUM includes ARCC, IHAM, and SDLP AUM of $17.1 billion, $4.8 billion, and $3.2 billion, respectively. ARCC’s wholly owned portfolio company, IHAM, an SEC registered investment adviser, manages 22 funds and serves as the sub-manager or sub-adviser for 2 other funds as of March 31, 2020. 25

Balance Sheet Investments by Strategy(1) $ in millions March 31, 2020 December 31, 2019 Credit Syndicated Loans(2) $64.9 $104.7 Multi-Asset Credit 29.4 29.5 Alternative Credit 16.7 21.0 U.S. Direct Lending 75.6 61.3 European Direct Lending 32.2 32.8 Credit $218.8 $249.3 Private Equity ACOF I $0.1 $0.2 ACOF III 17.0 24.8 ACOF IV 26.5 40.5 ACOF Asia 28.9 56.9 AEVF 27.0 29.2 Energy Opportunities 7.5 9.7 Infrastructure and Power 34.3 43.8 Special Opportunities 55.6 60.5 Private Equity $196.9 $265.6 Real Estate U.S. Equity $80.8 $85.8 European Equity 13.8 15.5 Debt 46.1 42.9 Real Estate $140.7 $144.2 Operations Management Group Other $18.9 $51.5 Other $18.9 $51.5 Total $575.3 $710.6 1. As of March 31, 2020, the fair value of our corporate investment portfolio was $443.2 million in accordance with GAAP. Difference between GAAP and unconsolidated investments represents $132.1 million of investments in Consolidated Funds that are eliminated upon consolidation, net of investments that are attributable to non-controlling interests. Investments that are attributable to non-controlling interests represent the $22.4 million of CLO investments that are attributable to the Class B Membership Interests. Corporate investment portfolio excludes accrued carried interest allocation, a component of gross accrued performance income, of $747.4 million. 2. Through investments in Ares CLOs. Represents Ares' maximum exposure of loss from its investments in CLOs. 26

Significant Fund Performance Metrics The following table presents the performance data for the significant funds in the Credit Group that are not drawdown funds: As of March 31, 2020 Returns (%)(1) Current Quarter Year-To-Date Since Inception(2) AUM Year of Inception ($ in millions) Gross Net Gross Net Gross Net Investment Strategy ARCC(3) 2004 $17,052 N/A (7.7) N/A (7.7) N/A 11.0 U.S. Direct Lending ASIF(4) 2018 1,140 (13.3) (13.4) (13.3) (13.4) (5.7) (6.3) Alternative Credit Note: Past performance is not indicative of future results. AUM and Net Returns are as of March 31, 2020 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the three months ended March 31, 2020 or comprised 1% or more of Ares' total FPAUM as of March 31, 2020, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 29 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. ARCC is a publicly traded vehicle. 27

Significant Fund Performance Metrics (cont’d) The following table presents the performance data for our significant drawdown funds: As of March 31, 2020 Credit MOIC IRR(%) Year of Original Capital Cumulative Realized Unrealized (5) (6) (7) (8) (9) (10) ($ in millions) Inception AUM Commitments Invested Capital Proceeds Proceeds Total Value Gross Net Gross Net Primary Investment Strategy CSF III 2010 $1,185 $1,135 $1,251 $617 $1,200 $1,817 1.5x 1.5x 8.9 7.6 European & U.S. Direct Lending (11) ACE III 2015 4,786 2,822 2,446 637 2,433 3,070 1.4x 1.3x 12.4 8.8 European Direct Lending PCS 2017 3,603 3,365 2,131 199 2,172 2,371 1.1x 1.1x 10.2 7.3 U.S Direct Lending (12) ACE IV Unlevered 2,851 1,649 52 1,693 1,745 1.1x 1.1x 9.9 7.0 (12) 2018 9,971 European Direct Lending ACE IV Levered 4,819 2,781 125 2,912 3,037 1.1x 1.1x 14.4 10.3 SDL Unlevered 922 316 24 297 321 1.0x 1.0x 4.9 2.7 2018 4,926 U.S Direct Lending SDL Levered 2,045 700 102 602 704 1.0x 1.0x 5.6 1.0 Private Equity MOIC IRR(%) Year of Original Capital Cumulative Realized Unrealized (1) (2) (3) (4) (5) (6) ($ in millions) Inception AUM Commitments Invested Capital Proceeds Value Total Value Gross Net Gross Net Primary Investment Strategy USPF IV 2010 $1,332 $1,688 $2,121 $1,387 $1,310 $2,697 1.3x 1.1x 6.8 3.1 Infrastructure and Power ACOF IV 2012 3,829 4,700 4,234 4,716 3,099 7,815 1.8x 1.6x 17.6 11.8 Corporate Private Equity (7) SSF IV 2015 1,435 1,515 3,227 1,967 1,157 3,124 1.0x 0.9x (2.7) (4.5) Special Opportunities ACOF V 2017 7,799 7,850 5,807 331 5,899 6,230 1.1x 1.0x 4.7 (0.1) Corporate Private Equity AEOF 2018 1,009 1,120 753 11 685 696 0.9x 0.8x NA NA Energy Opportunities Real Estate MOIC IRR(%) Year of Original Capital Cumulative Realized Unrealized (1) (2) (3) (4) (5) (6) ($ in millions) Inception AUM Commitments Invested Capital Proceeds Value Total Value Gross Net Gross Net Primary Investment Strategy US IX 2017 $1,030 $1,040 $773 $35 $762 $797 1.1x 1.0x 8.6 4.4 U.S. Real Estate Equity (7)* EF V 2018 1,908 1,968 566 45 553 598 1.0x 0.9x 2.3 (9.0) European Real Estate Equity Note: Past performance is not indicative of future results. AUM and Net Returns are as of March 31, 2020 unless otherwise noted. The above table includes fund performance metrics for significant funds which includes those that contributed at least 1% of total management fees for the three months ended March 31, 2020 or comprised 1% or more of Ares' total FPAUM as of March 31, 2020, and for which we have sole discretion for investment decisions within the fund. Please see significant fund performance endnotes on slides 29-30 for additional information. Return information presented may not reflect actual returns earned by investors in the applicable fund. * We do not present fund performance metrics for significant funds with less than two years of investment performance, which begins on the date of the fund's first investment, except for those significant funds which pay management fees on invested capital, in which case performance is shown at the earlier of (i) the one year anniversary of the fund's first investment or (ii) the date on which the fund has invested at least 50% of its capital. 28

Significant Fund Performance Metrics Endnotes Credit 1. Returns are time-weighted rates of return and include the reinvestment of income and other earnings from securities or other investments and reflect the deduction of all trading expenses. 2. Since inception returns are annualized. 3. Net returns are calculated using the fund's NAV and assume dividends are reinvested at the closest quarter-end NAV to the relevant quarterly ex-dividend dates. Additional information related to ARCC can be found in its financial statements filed with the SEC, which are not part of this report. 4. Gross returns do not reflect the deduction of management fees or other expenses. Net returns are calculated by subtracting the applicable management fee and other expenses from the gross returns on a monthly basis. ASIF is a master/feeder structure and the AUM and returns include activity from its' investment in an affiliated Ares fund. Returns presented in the table are expressed in U.S dollars and are for the master fund, excluding the share class hedges. The current quarter to-date and since inception returns (gross / net) for the pound sterling hedged Cayman feeder, the fund's sole feeder, are as follows: (13.9)% / (14.0)%, (7.5)% / (8.1)%, respectively. 5. Realized proceeds represent the sum of all cash distributions to all partners and if applicable, exclude tax and incentive distributions made to the general partner. 6. Unrealized value represents the fund's NAV reduced by the accrued incentive allocation, if applicable. There can be no assurance that unrealized values will be realized at the valuations indicated. 7. The gross multiple of invested capital (“MoIC”) is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The gross MoIC is before giving effect to management fees, carried interest and other expenses, as applicable. 8. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying limited partners and if applicable, excludes those interests attributable to the non-fee paying limited partners and/ or the general partner which does not pay management fees or carried interest. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. The net MoIC would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 9. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Gross IRR reflects returns to the fee-paying limited partners and, if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the gross IRR calculation are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable. 10. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and, if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculations are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 11. ACE III is made up of two feeder funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated feeder fund. The gross and net IRR for the U.S. dollar denominated feeder fund are 13.4% and 9.6%, respectively. The gross and net MoIC for the U.S. dollar denominated feeder fund are 1.4x and 1.3x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE III are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 12. ACE IV is made up of four parallel funds, two denominated in Euros and two denominated in pound sterling: ACE IV (E) Unlevered, ACE IV (G) Unlevered, ACE IV (E) Levered, and ACE IV (G) Levered. The gross and net IRR and MoIC presented in the table are for ACE IV (E) Unlevered and ACE IV (E) Levered. Metrics for ACE IV (E) Levered are inclusive of a U.S. dollar denominated feeder fund, which has not been presented separately. The gross and net IRR for ACE IV (G) Unlevered are 12.4% and 8.3%, respectively. The gross and net MoIC for ACE IV (G) Unlevered are 1.1x and 1.1.x, respectively. The gross and net IRR for ACE IV (G) Levered are 16.0% and 11.1%, respectively. The gross and net MoIC for ACE IV (G) Levered are 1.1x and 1.1x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of the fund's closing. All other values for ACE IV Unlevered and ACE IV Levered are for the combined levered and unlevered parallel funds and are converted to U.S. dollars at the prevailing quarter-end exchange rate. Private Equity 1. Realized proceeds represent the sum of all cash dividends, interest income, other fees and cash proceeds from realizations of interests in portfolio investments. Realized proceeds exclude any proceeds related to bridge financings. 2. Unrealized value represents the fair market value of remaining investments. Unrealized value does not take into account any bridge financings. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment-level and is based on the interests of all partners. The gross MoIC is before giving effect to management fees, carried interest and other expenses, as applicable. The gross MoIC for the corporate private equity funds is also calculated before giving effect to any bridge financings. Inclusive of bridge financings, gross MoIC would be 1.8x for ACOF IV, 1.1x for ACOF V and 0.9x for AEOF. 29

Significant Fund Performance Metrics Endnotes (cont’d) Private Equity - Cont. 4. The net MoIC for USPF IV and SSF IV is calculated at the fund-level. The net MoIC for the corporate private equity and energy opportunities funds is calculated at the investment level. For all funds, the net MoIC is based on the interests of the fee-paying limited partners and if applicable, excludes interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or performance fees. The net MoIC is after giving effect to management fees, carried interest, as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. The net MoIC would have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. For SSF IV, cash flows used in the gross IRR calculation are based on the actual dates of the cash flows. For all other funds, cash flows are assumed to occur at month-end. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable. The gross IRR for the corporate private equity funds is also calculated before giving effect to any bridge financings. Inclusive of bridge financings, the gross IRR would be 17.5% for ACOF IV and 5.0% for ACOF V. 6. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying limited partners and if applicable, exclude interests attributable to the non-fee paying limited partners and/or the general partner which does not pay management fees or carried interest. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses and exclude commitments by the general partner and Schedule I investors who do not pay either management fees or carried interest. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would have generally been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. In January 2017, a new team assumed portfolio management of SSF IV. In addition to presenting the cumulative performance measure for SSF IV, we have also adopted a new performance measurement called “SSF IV 2.0.” SSF IV 2.0 is a subset of SSF IV positions and is intended to provide insight into the new team’s cumulative investment performance. SSF IV 2.0 investments represent (i) existing and re-underwritten positions by the new team on January 1, 2017 and (ii) all new investments made by the new team since January 1, 2017. As part of the re-underwriting process, each liquid investment in the SSF IV portfolio was evaluated and a determination was made whether to continue to hold such investment in the SSF IV portfolio or dispose of such investment. At the same time, legacy illiquid investments have been excluded from the SSF IV 2.0 track record as it was not possible to dispose of such investments in the near-term due to their private, illiquid nature. Since January 2017, SSF IV 2.0 has generated gross and net internal rates of return of 5.5% and 3.6% through March 31, 2020, respectively. The IRR is an annualized since inception internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Cash flows used in the IRRs calculations are based on the actual dates of the cash flows. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable. The net IRRs are calculated after giving effect to estimated management fees, carried interest, as applicable, and other expenses. Real Estate 1. Realized proceeds include distributions of operating income, sales and financing proceeds received. 2. Unrealized value represents the fair value of remaining investments. There can be no assurance that unrealized investments will be realized at the valuations indicated. 3. The gross MoIC is calculated at the investment level and is based on the interests of all partners. The gross MoIC for all funds is before giving effect to management fees, carried interest and other expenses, as applicable. 4. The net MoIC is calculated at the fund-level and is based on the interests of the fee-paying partners and, if applicable, excludes interests attributable to the non fee-paying partners and/or the general partner which does not pay management fees, carried interest or has such fees rebated outside of the fund. The net MoIC is after giving effect to management fees, carried interest as applicable and other expenses. Net fund-level MoICs would generally likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 5. The gross IRR is an annualized since inception gross internal rate of return of cash flows to and from investments and the residual value of the investments at the end of the measurement period. Gross IRRs reflect returns to all partners. Cash flows used in the gross IRR calculation are assumed to occur at quarter-end. The gross IRRs are calculated before giving effect to management fees, carried interest and other expenses, as applicable. 6. The net IRR is an annualized since inception net internal rate of return of cash flows to and from the fund and the fund’s residual value at the end of the measurement period. Net IRRs reflect returns to the fee-paying partners and, if applicable, exclude interests attributable to the non fee-paying partners and/or the general partner which does not pay management fees or carried interest or has such fees rebated outside of the fund. The cash flow dates used in the net IRR calculation are based on the actual dates of the cash flows. The net IRRs are calculated after giving effect to management fees, carried interest as applicable, and other expenses. The funds may utilize a credit facility during the investment period and for general cash management purposes. Net fund-level IRRs would generally likely have been lower had such fund called capital from its limited partners instead of utilizing the credit facility. 7. EF V is made up of two parallel funds, one denominated in U.S. dollars and one denominated in Euros. The gross and net IRR and MoIC presented in the table are for the Euro denominated parallel fund. The gross and net IRRs for the U.S. dollar denominated parallel fund are 2.3% and (9.7%), respectively. The gross and net MoIC for the U.S. dollar denominated parallel fund are 1.0x and 0.9x, respectively. Original capital commitments are converted to U.S. dollars at the prevailing exchange rate at the time of fund's closing. All other values for EF V are for the combined fund and are converted to U.S. dollars at the prevailing quarter-end exchange rate. 30

Weighted Average Shares Q1-20 Q1-19 Common Shares, Common Shares, Total Shares As Adjusted(3) Total Shares As Adjusted(3) Weighted average shares of Class A common stock 118,366,539 118,366,539 102,906,494 102,906,494 Ares Operating Group Units exchangeable into shares of Class A common stock(1) 116,328,089 — 116,996,031 — Dilutive effect of unvested restricted common units(2) 7,863,084 3,965,668 5,485,250 2,566,900 Dilutive effect of unexercised options(2) 5,884,718 2,967,899 2,307,368 1,079,765 Total Weighted Average Shares Used For Realized Income(4) 248,442,430 125,300,106 227,695,143 106,553,159 1. Represents units exchangeable for shares of Class A common stock on a one-for-one basis. 2. We apply the treasury stock method to determine the dilutive weighted-average common shares represented by our restricted units to be settled in shares of Class A common stock and options to acquire shares of Class A common stock. Under the treasury stock method, compensation expense attributed to future services and not yet recognized is presumed to be used to acquire outstanding shares of Class A common stock, thus reducing the weighted-average number of shares and the dilutive effect of these awards. 3. Represents proportional dilutive impact based upon the weighted average percentage of Ares Operating Group owned by Ares Management Corporation (50.43% and 46.80% as of March 31, 2020 and 2019, respectively). 4. Excludes Class B common stock and Class C common stock as they are not entitled to any economic benefits of Ares in an event of dissolution, liquidation, or winding up of Ares. 31

Additional Information AUM Mix by Investor Institutional Direct - 67%(2) Public Entity & Related l 650+ institutional investors(1) (2) l 200,000+ retail investors across our public funds 15% 25% Total Direct Institutional Investors: 850+ 18% Pension Bank/ Private Bank Insurance 13% Sovereign Wealth Investment Manager Other 4% Fund 5% 1% 11% 8% Public Entities and Institutional Endowment Related Intermediaries 1. Most recent data available as of April 22, 2020. 2. As of March 25, 2020 for ARCC, February 26, 2020 for ACRE and March 26, 2020 for ARDC. 32

RI and Other Measures –Financial Data(1) $ in thousands Year ended December 31, 2019 2018 Credit Group(2) $713,853 $564,899 Private Equity Group 211,614 198,182 Real Estate Group 87,063 73,663 Management fees $1,012,530 $836,744 Other fees $18,078 $24,288 Compensation and benefits expenses (528,207) (456,255) General, administrative and other expense (178,742) (149,465) Fee Related Earnings $323,659 $255,312 Realized net performance income $112,136 $105,610 Realized net investment income 67,691 34,474 Realized Income $503,486 $395,396 Other Data Total Fee Revenue(3) $1,142,744 $966,642 Management fees as % of total fees 89% 87% Fee Related Earnings as % of Realized Income 64% 65% 1. Unconsolidated results represent the operating segments plus the Operation Management Group but exclude the effect of Consolidated Funds. 2. Includes ARCC Part I Fees of $164.4 million and $128.8 million for the years ended December 31, 2019 and 2018 respectively. 3. Total Fee Revenue is calculated as the total of management fees, other fees and realized net performance income. 33

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis $ in thousands Year ended December 31, 2019 2018 Realized Income and Fee Related Earnings: Income before taxes $425,180 $184,341 Adjustments: Depreciation and amortization expense(1) 40,602 25,087 Equity compensation expense 97,691 89,724 Acquisition and merger-related expense 16,266 2,936 Deferred placement fees 24,306 20,343 Other (income) expense, net(2) (460) 13,489 Expense of non-controlling interests in consolidated subsidiaries 2,951 3,343 Income before taxes of non-controlling interests in Consolidated Funds, net of eliminations (39,174) (20,643) Unconsolidated performance (income) loss - unrealized (303,142) 247,212 Unconsolidated performance related compensation - unrealized 206,799 (221,343) Unconsolidated net investment loss - unrealized 32,467 50,907 Realized Income $503,486 $395,396 Unconsolidated performance fee income - realized $(402,518) $(357,207) Unconsolidated performance related compensation - realized 290,382 251,597 Unconsolidated net investment income - realized (67,691) (34,474) Fee Related Earnings $323,659 $255,312 Note: This table is a reconciliation of income before provision for income taxes on a consolidated basis to RI and FRE on unconsolidated basis, which reflects the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. 1. The year ended December 31, 2019 includes a $20.0 million non-cash impairment charge on certain intangible assets. 2. The year ended December 31, 2018 includes a $11.8 million payment to ARCC for rent and utilities for the years ended 2017, 2016, 2015 and 2014, and the first quarter of 2018 34

GAAP to Non-GAAP Reconciliation – Unconsolidated Reporting Basis (cont'd) $ in thousands Year ended December 31, 2019 2018 Performance income and net investment income reconciliation: Carried interest allocation $621,872 $42,410 Incentive fees 69,197 63,380 Carried interest allocation and incentive fees $691,069 $105,790 Performance income - realized earned from Consolidated Funds $13,851 $4,000 Performance income - reclass(1) 740 205 Unconsolidated performance (income) loss - unrealized (303,142) 247,212 Performance income - realized $402,518 $357,207 Total consolidated other income $122,539 $96,242 Net investment income from Consolidated Funds (130,396) (115,151) Performance income - reclass (1) (740) (205) Principal investment income 44,320 1,047 Other (income) expense, net (460) 1,653 Other income of non-controlling interests in consolidated subsidiaries (39) (19) Investment loss - unrealized 24,542 50,809 Interest and other investment loss - unrealized 7,925 98 Total realized net investment income $67,691 $34,474 Note: These tables reconcile consolidated carried interest allocation and incentive fees reported in accordance with GAAP to unconsolidated realized performance income and consolidated GAAP other income to unconsolidated realized net investment income. These reconciliations show the results of the reportable segments on a combined basis together with the Operations Management Group. Management believes that this presentation is more meaningful than a reconciliation to the reportable segments on a segment basis because such reconciliation would exclude the Operations Management Group. Differences may arise due to rounding. 1. Related to performance income for AREA Sponsor Holdings LLC. Changes in value of this investment are reflected within net realized and unrealized gains (losses) on investments in Ares' Consolidated Statements of Operations. 35

Glossary ARCC Part I Fees ARCC Part I Fees refers to a quarterly performance income on the net investment income from ARCC. Such fees from ARCC are classified as management fees as they are paid quarterly, predictable and recurring in nature, not subject to contingent repayment and are typically cash settled each quarter. ARCC Part II Fees ARCC Part II Fees refers to fees that are paid in arrears as of the end of each calendar year when the cumulative aggregate realized capital gains exceed the cumulative aggregate realized capital losses and aggregate unrealized capital depreciation, less the aggregate amount of ARCC Part II Fees paid in all prior years since inception. Ares Operating Group Ares Operating Group Entities refers to, collectively, Ares Holdings L.P., Ares Offshore Holdings L.P. and Ares Investments L.P. Entities Ares Operating Group Ares Operating Group Unit refers to, collectively, a partnership unit in each of the Ares Operating Group Entities. Units Assets Under Assets Under Management (or “AUM”) refers to the assets we manage. For our funds other than CLOs, our AUM represents the Management sum of the net asset value ("NAV") of such funds, the drawn and undrawn debt (at the fund-level including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). For our funds that are CLOs, our AUM is equal to initial principal amounts adjusted for paydowns. AUM Not Yet Paying Fees AUM Not Yet Paying Fees, also referred to as Shadow AUM, is our AUM that is not currently paying fees and is eligible to earn management fees upon deployment. Available Capital Available Capital is comprised of uncalled committed capital and undrawn amounts under credit facilities and may include AUM that may be canceled or not otherwise available to invest (also referred to as "Dry Powder"). Class B Membership Class B Membership Interests refers to the interest that was retained by the former owners of Crestline Denali Capital LLC and Interests represents the financial interests in the subordinated notes of the CLOs. Consolidated Funds Consolidated Funds refers collectively to certain Ares-affiliated funds, related co-investment entities and certain CLOs that are required under GAAP to be consolidated in our consolidated financial statements. Fee Paying Assets Under Fee Paying AUM (or “FPAUM”) refers to the AUM from which we directly earn management fees. Fee Paying AUM is equal to the Management sum of all the individual fee bases of our funds that directly contribute to our management fees. 36

Glossary (cont’d) Fee Related Earnings Fee Related Earnings (or “FRE”), a non-GAAP measure, is used to assess core operating performance by determining whether recurring revenue, primarily consisting of management fees, is sufficient to cover operating expenses and to generate profits. FRE differs from income before taxes computed in accordance with GAAP as it excludes performance income, performance related compensation, investment income from our Consolidated Funds and non-consolidated funds and certain other items that we believe are not indicative of our operating performance. Gross Invested Capital Gross Invested Capital refers to the aggregate amount of capital invested by our funds during a given period, and includes investments made by our draw-down funds and permanent capital vehicles (and affiliated funds) and new capital raised and invested by our open-ended managed accounts, sub-advised accounts and CLOs, but excludes capital that is reinvested (after receiving repayments of capital) by our open-ended managed accounts, sub-advised accounts and CLOs. Incentive Eligible Assets Incentive Eligible AUM (or “IEAUM”) refers to the AUM of our funds from which performance income may be generated, regardless Under Management of whether or not they are currently generating performance income. It generally represents the NAV plus uncalled equity or total assets plus uncalled debt, as applicable, of our funds for which we are entitled to receive a performance income, excluding capital committed by us and our professionals (from which we generally do not earn performance income). With respect to ARCC's AUM, only ARCC Part II Fees may be generated from IEAUM. Incentive Generating Incentive Generating AUM (or “IGAUM”) refers to the AUM of our funds that are currently generating, on a realized or unrealized Assets Under basis, performance income. It generally represents the NAV or total assets of our funds, as applicable, for which we are entitled to Management receive performance income, excluding capital committed by us and our professionals (from which we generally do not earn performance income). ARCC is only included in IGAUM when Part II Fees are being generated. Net Inflows of Capital Net Inflows of Capital refers to net new commitments during the period, including equity and debt commitments and gross inflows into our open-ended managed accounts and sub-advised accounts, as well as equity offerings by our publicly traded vehicles minus redemptions from our open-ended funds, managed accounts and sub-advised accounts. Operations Management In addition to our three segments, we have an Operations Management Group (the “OMG”) that consists of shared resource Group groups to support our reportable segments by providing infrastructure and administrative support in the areas of accounting/ finance, operations, information technology, strategy and relationship management, legal, compliance and human resources. The OMG’s expenses are not allocated to our three reportable segments but we consider the cost structure of the OMG when evaluating our financial performance. Our management uses this information to assess the performance of our reportable segments and OMG, and we believe that this information enhances the ability of shareholders to analyze our performance. Our Funds Our funds refers to the funds, alternative asset companies, co-investment vehicles and other entities and accounts that are managed or co-managed by the Ares Operating Group, and which are structured to pay fees. It also includes funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of ARCC, and a registered investment adviser. 37

Glossary (cont’d) Performance Income Performance income refers to income we earn based on the performance of a fund that is generally based on certain specific hurdle rates as defined in the fund’s investment management or partnership agreements and may be structured as either an incentive fee or as carried interest. Permanent Capital Permanent capital refers to capital of our funds that do not have redemption provisions or a requirement to return capital to investors upon exiting the investments made with such capital, except as required by applicable law. Such funds currently consist of Ares Capital Corporation (“ARCC”), Ares Commercial Real Estate Corporation (“ACRE”), and Ares Dynamic Credit Allocation Fund, Inc. (“ARDC”); such funds may be required, or elect, to return all or a portion of capital gains and investment income. Realized Income Realized Income (or “RI”), a non-GAAP measure, is an operating metric used by management to evaluate performance of the business based on operating performance and the contribution of each of the business segments to that performance, while removing the fluctuations of unrealized income and losses, which may or may not be eventually realized at the levels presented and whose realizations depend more on future outcomes than current business operations. RI differs from net income by excluding (a) income tax expense, (b) operating results of our Consolidated Funds, (c) depreciation and amortization expense, (d) the effects of changes arising from corporate actions, (e) unrealized gains and losses related to performance income and investment performance and (f) certain other items that we believe are not indicative of our operating performance. Changes arising from corporate actions include equity-based compensation expenses, the amortization of intangible assets, transaction costs associated with mergers, acquisitions and capital transactions, underwriting costs and expenses incurred in connection with corporate reorganization. Senior Direct Lending Senior Direct Lending Program (or ‘‘SDLP’’) is a program co-managed by a subsidiary of Ares through which ARCC co-invests with Program Varagon Capital Partners. Total Fee Revenue Total Fee Revenue refers to the total of segment management fees, other fees and realized net performance income. Beginning in the third quarter of 2019, Total Fee Revenue was revised to include other fees. Prior year periods have been modified to conform to the current period presentation. 38